EXHIBIT 4.1

NUMBER                            New Horizons                        SHARES
 2225                           ---------------                      SPECIMEN
                                Worldwide, Inc.

              Incorporated under the laws of the State of Delaware

  THIS CERTIFICATE        NEW HORIZONS WORLDWIDE, INC.
  IS TRANSFERABLE
EITHER IN CHICAGO, IL.
OR IN NEW YORK, N.Y.                                        CUSIP 645526 10 4


THIS CERTIFIES THAT                 SPECIMEN                IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                   $.01 EACH OF THE COMMON STOCK OF

                          NEW HORIZONS WORLDWIDE, INC.

          TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

          WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED

                          NEW HORIZONS WORLDWIDE, INC.
                                    CORPORATE
/s/ Stuart O. Smith                   SEAL                 /s/ Curtis Lee Smith
           Secretary                DELAWARE                        Chairman




                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                   COUNTERSIGNED AND REGISTERED
                                   HARRIS TRUST AND SAVINGS BANK

                                   BY               TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT- ________ Custodian _________
TEN ENT - as tenants by the entireties                          (Cust)             (Minor)
JT TEN  - as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants                     Act__________________________
          in common                                                      (State)

     Additional abbreviations may also be used though not in the above list.

                              --------------------

FOR VALUE RECEIVED,________________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
_______________________________________________________________________________

_______________________________________________________________________________
               PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________
_______________________________________________________________________________
___________________________________________________________________OF THE SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE
AND APPOINT
________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED COMPANY
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:________________ 19 ___________

                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.